EXHIBIT 3.1

Ross Miller
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov


                                 _______________________________________________

                                 Filed in the office of     Document Number
                                 /s/ ROSS MILLER            20090676349-16
                                 Ross Miller
                                 Secretary of State         Filing Date and Time
                                 State of Nevada            09/10/2009 1:30 PM

                                                            Entity Number
                                                            E0493212009-3
                                 _______________________________________________


                           ARTICLES OF INCORPORATION
                          (PURSUANT TO NRS CHAPTER 78)


USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY

________________________________________________________________________________

1.   NAME OF CORPORATION:

     FITWAYVITAMINS, INC.
________________________________________________________________________________

2.   REGISTERED AGENT FOR SERVICE OF PROCESS: (check only one box)

     [X] Commercial Registered Agent: STATE AGENT AND TRANSFER SYNDICATE, INC.
                                      __________________________________________
                                      Name

     [ ] Noncommercial Registered Agent (name and address below)

     OR

     [ ] Office or Position with Entity (name and address below)

     ___________________________________________________________________________
     Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

                                                         Nevada
     ___________________________________________________________________________
     Street Address               City                   State         Zip Code

                                                         Nevada
     ___________________________________________________________________________
     Mailing Address              City                   State         Zip Code
     (if different from street address)
________________________________________________________________________________

3.   AUTHORIZED STOCK: (number of shares corporation is authorized to issue)

     Number of shares with par value:    75,000,000

     Par value per share:                $ .0001

     Number of shares without par value:
________________________________________________________________________________

4.   NAMES   AND   ADDRESSES   OF  THE   BOARD  OF   DIRECTORS/TRUSTEES:   (each
     Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

     1) Marguerite Wessels
        ________________________________________________________________________
        Name

        112 North Curry Street, Carson City  NV 89703
        ________________________________________________________________________
        Street Address, City, State, Zip Code

     2) ________________________________________________________________________
        Name

        ________________________________________________________________________
        Street Address, City, State, Zip Code
________________________________________________________________________________

5.   PURPOSE: (optional; see instructions)

     The purpose of the corporation shall be:

     ___________________________________________________________________________

________________________________________________________________________________

6. NAME, ADDRESS AND SIGNATURE OF INCORPORATOR: (attach additional page if more than one incorporator)

     State Agent and Transfer Syndicate, Inc.     X /s/
     ___________________________________________________________________________
     Name                                                 Incorporator Signature

     112 North Curry Street, Carson City  NV 89703
     ___________________________________________________________________________
     Address, City, State, Zip Code
________________________________________________________________________________

7.   CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF REGISTERED AGENT:

     X /s/
     ___________________________________________________________________________
     Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

     09/10/2009
     ___________________________________________________________________________
     Date
________________________________________________________________________________

This form must be accompanied by appropriate fees.

                                       Nevada Secretary of State NRS 78 Articles
                                                                Revised: 4-10-09

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